SUPPLEMENT DATED JANUARY 9, 2008
TO

PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR OPTIMA
AND NEW YORK KEYPORT OPTIMA

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information about the UBS U.S. Allocation Portfolio that was available under your Contract.

At a meeting of the Board of Trustees of the UBS Series Trust held on November 12, 2008, the Board approved the closing and liquidation of the U.S. Allocation Portfolio. Shareholders of the U.S. Allocation Portfolio are encouraged to find a suitable replacement investment for any assets they have invested in the U.S. Allocation Portfolio before the closing and liquidation of the Portfolio.

Effective immediately, transfers of Account Value out of the U.S. Allocation Sub-Account to any other Sub-Account or Guarantee Period available under the Contract will not count against the contractual transfer limitations, provided that no subsequent transfers are made back into the U.S. Allocation Sub-Account. As of the close of business on April 30, 2009, (the "Liquidation Date"), any Account Value remaining in the U.S. Allocation Sub-Account will automatically be transferred to the Columbia Money Market Sub-Account available under your Contract.

After the Liquidation Date, any DCA, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the U.S. Allocation Sub-Account will continue with the Columbia Money Market Sub-Account replacing the U.S. Allocation Sub-Account.

After the Liquidation Date, asset allocation models, which currently invest in the U.S. Allocation Sub-Account, will no longer have the same target allocations or investment profiles as they have now and, therefore will no longer be updated or automatically rebalanced.

Please retain this supplement with your prospectus for future reference.